SUPPLEMENT TO

Calvert Variable Series, Inc.
Social Balanced Portfolio
Income Portfolio

Statement of Additional Information dated April 30, 2006

Date of Supplement: September 1, 2006

Matt Nottingham has resigned as co-portfolio manager of each Fund. To reflect this change, the Statement of Additional Information is revised as follows:

Delete all references to Matt Nottingham under "Portfolio Manager Disclosure" on pages 23-40.